Exhibit 8.1

SUBSIDIARIES OF SCORPIO TANKERS INC

Company	Incorporated in

STI Heritage Shipping Company Limited

STI Conqueror Shipping Company Limited

STI Matador Shipping Company Limited

STI Gladiator Shipping Company Limited

STI Highlander Shipping Company Limited

STI Spirit Shipping Company Limited

STI Chartering & Trading Ltd

STI Diamond Shipping Company Limited

STI Coral Shipping Company Limited

Sting LLC

Noemi Shipping Company Limited

Senatore Shipping Company Limited

Venice Shipping Company Limited

STI Harmony Shipping Company Limited

STI Comandante Shipping Company Limited

STI Brixton Shipping Company Limited

STI Pimlico Shipping Company Limited

STI Hackney Shipping Company Limited

STI Amber Shipping Company Limited

STI Topaz Shipping Company Limited

STI Ruby Shipping Company Limited

STI Garnet Shipping Company Limited

STI Onyx Shipping Company Limited

STI Sapphire Shipping Company Limited

STI Emerald Shipping Company Limited

STI Beryl Shipping Company Limited

STI Jasper Shipping Company Limited

STI Duchessa Shipping Company Limited

STI Opera Shipping Company Limited

STI Venere Shipping Company Limited

STI Mythos Shipping Company Limited

STI Aqua Shipping Company Limited

STI Dama Shipping Company Limited

STI Regina Shipping Company Limited

STI Virtus Shipping Company Limited

STI Mayfair Shipping Company Limited

STI Millenium Shipping Company Limited

STI Olivia Shipping Company Limited

STI Powai Shipping Company Limited

STI Tribeca Shipping Company Limited

STI Soho Shipping Company Limited

STI Gramercy Shipping Company Limited

STI Battery Shipping Company Limited

STI Camden Shipping Company Limited

STI Chelsea Shipping Company Limited

STI Fulham Shipping Company Limited

STI Lexington Shipping Company Limited

STI Yorkville Shipping Company Limited

STI Madison Shipping Company Limited

STI Park Shipping Company Limited

STI Sloane Shipping Company Limited

STI Condotti Shipping Company Limited

STI Veneto Shipping Company Limited

STI Elysees Shipping Company Limited

STI Orchard Shipping Company Limited

STI Broadway Shipping Company Limited

STI Le Rocher Shipping Company Limited

STI Larvotto Shipping Company Limited

STI Fontvieille Shipping Company Limited

STI Ville Shipping Company Limited

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

State of Delaware, United States of America

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands

The Republic of The Marshall Islands